Goldman Sachs Funds


================================================================================
BALANCED FUND                                   Annual Report   January 31, 1998
================================================================================



                                                Long-term capital growth
                                                opportunities and current income
                                                through a carefully constructed
                                                mix of equity and fixed income
                                                securities.


                                   [GRAPHIC]

                                                                   [LOGO]
                                                                   Goldman
                                                                   Sachs

GOLDMAN SACHS BALANCED FUND


Fund Basics
as of January 31, 1998


                             Assets Under Management
                             ----------------------
                                 $204.5 Million
                             ----------------------


                            Number of Equity Holdings
                             ----------------------
                                       47
                             ----------------------

                                 NASDAQ SYMBOLS

                                 Class A Shares
                             ----------------------
                                      GSBFX
                             ----------------------

                                 Class B Shares
                             ----------------------
                                      GSBBX
                             ----------------------

                                 Class C Shares
                             ----------------------
                                      GSBCX
                             ----------------------

                              Institutional Shares
                             ----------------------
                                      GSBIX
                             ----------------------

                                 Service Shares
                             ----------------------
                                      GSBSX
                             ----------------------


================================================================================
PERFORMANCE REVIEW
================================================================================

January 31, 1997-                 Fund Total Return      Combined S&P 500 &
January 31, 1998                  (based on NAV)(1)    Lehman Aggregate Index(2)
--------------------------------------------------------------------------------
Class A                                 17.54%                19.60%
Class B                                 16.71%                19.60%
Class C (8/15/97-1/31/98)                2.49%                 8.01%
Institutional (8/15/97-1/31/98)          2.93%                 8.01%
Service (8/15/97-1/31/98)                2.66%                 8.01%
--------------------------------------------------------------------------------

(1) The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares.

(2) The benchmark is a combination of the S&P 500 stock index (weighted at 55%) and the Lehman Brothers Aggregate Bond Index (weighted at 45%) assuming reinvestment of all dividends and interest. Figures do not reflect fees or expenses. Investors cannot invest directly in the Index.

===================================================================================================
SEC AVERAGE ANNUAL TOTAL RETURN(3)
===================================================================================================
For the period                                        Class C       Institutional       Service
ending 12/31/97         Class A       Class B     (Cumulative)(4)  (Cumulative)(4)  (Cumulative)(4)
---------------------------------------------------------------------------------------------------
Last 12 months          13.07%         13.37%            N/A             N/A             N/A
Since Inception         17.61%         16.86%           0.56%           1.91%           1.75%
                      (10/12/94)      (5/1/96)        (8/15/97)       (8/15/97)       (8/15/97)
---------------------------------------------------------------------------------------------------

(3) The SEC Average Annual Total Return is determined by computing the annual percentage change in the value of $1,000 invested at the maximum public offering price for the specified periods, assuming reinvestment of all distributions at NAV. The total return calculation reflects a maximum initial sales charge of 5.5% for Class A shares and the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years). The public offering price of the Class A shares on 1/31/98 was $21.47 and represents the NAV plus the maximum sales charge of 5.5%.

(4) The SEC Cumulative Total Return is determined by computing the percentage change in the value of $1,000 invested at the maximum public offering price for specified periods, assuming reinvestment of all distributions at NAV. The total return calculation reflects the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase).


================================================================================
TOP 10 EQUITY HOLDINGS AS OF 1/31/98
================================================================================

                               Percentage of
Company Holding               Total Net Assets      Line of Business
--------------------------------------------------------------------------------
Quantum Corp.                       2.6%            Tape and Disk Drive Products
Lockheed Martin Corp.               2.3%            Defense
Cigna Corp.                         2.1%            Insurance
Aetna Inc.                          2.0%            Healthcare Management
Lear Corp.                          2.0%            Auto Supplies
Morgan Stanley,                     1.8%            Financial Services
Dean Witter Discover & Co.
Tosco Corp.                         1.8%            Oil Refining and Marketing
Unicom Corporation                  1.6%            Electric Utilities
Fruit of the Loom, Inc.             1.6%            Clothing Manufacturer
Union Carbide Corp.                 1.6%            Chemicals and Plastics
--------------------------------------------------------------------------------

     The top 10 holdings may not be representative of the Fund's future investments.

     Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost.

                                                     GOLDMAN SACHS BALANCED FUND


Market Overview


Dear Shareholder,

The U.S. stock market took investors on an unsteady ride during the period under review -- one that saw the market climb to record highs, and plummet in what would be the market's largest single-day percentage drop in a decade. Nonetheless, over the 12-month period ended January 31, 1998, the market posted an approximate 27% return as measured by the S&P 500 stock index -- well above stocks' historical long-term average return.

     o The U.S. Equity Market: An Upward Climb Marked by Periods of Volatility -- Market turbulence early in the period was largely fueled by speculation over Federal Reserve policy. The Fed's decision to increase the Federal funds rate in March was perceived by investors as potentially the first in a series of tightenings, and the market, after a period of buoyancy, sold off sharply. By late April, though, economic indicators slowed, reassuring the market that further rate hikes were unlikely. Renewed investor confidence sent the market soaring.

               Throughout the remainder of the year, several factors, including a lack of inflationary pressure, furthered the market's upward climb. Waxing and waning investor confidence, however, caused a degree of market volatility. Most notably, in October, investor uncertainty helped to foster overreaction to falling Asian markets. The market fell precipitously, posting the largest single-day decline in nearly a decade. Soon thereafter, the market firmed as investors accepted the argument that Asian market weakness would have little impact on U.S. companies.

     o The U.S. Bond Market: After a Slow Start, Bonds Flourish Amid Global Equity Market Worries -- Despite a slow start early in the year, prospects for the bond market brightened as the year progressed. Slowing economic growth caused fears over additional rate hikes to subside, and bonds began to recoup their earlier losses. Regardless, fixed income investors remained wary; when signs of strengthening activity emerged during the summer, the bond market came under renewed pressure. The decline proved to be short-lived, however, as bonds quickly recovered on the back of reassuring inflation data and a surge of buying interest. Treasury prices continued to rise sharply through the end of the period, particularly when demand soared as investors sought a safe haven in the wake of steep sell-offs in global equity markets.

     o Outlook: Expect Moderating Economic Growth and Low Inflation -- Going forward, we believe the inflation and interest rate environments will likely remain favorable, particularly over the near term. Furthermore, we believe the equity market will produce returns closer to the historic norm, a scenario that should be accompanied by more normal levels of volatility (that is, greater volatility than the relatively low levels averaged over the past five years).

          We encourage you to maintain your long-term investment program and look forward to serving your investment needs in the years ahead.

           Sincerely,



          /s/ David B. Ford                      /s/ John P. McNulty

          David B. Ford                          John P. McNulty
          Co-Head, Goldman Sachs                 Co-Head, Goldman Sachs
          Asset Management                       Asset Management

          February 27, 1998

GOLDMAN SACHS BALANCED FUND


Performance Overview


Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs Balanced Fund for the 12-month period ended January 31, 1998.


     Performance Review: Strong Performance Relative to Peers

     The Fund's share classes fared well versus its peers for the one-year period ended January 31, 1998, according to Lipper Analytical Services, Inc. The Fund's Class A shares and Class B shares outperformed the 16.52% average return of the Lipper Balanced Fund peer group (ranking 135 and 179, respectively, out of 361 funds. Class C share, Institutional share and Service share performance was not available, as the performance record of these classes is less than 12 months. Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results).

     Sector Allocations

     o Equity -- As of January 31, 1998, the Fund was 53% invested in equity securities. As a result of our bottom-up approach to stock selection, the Fund emphasized consumer durables and financial companies, economically sensitive sectors in which we found attractive value. We were underweighted in consumer non-durables, energy and technology, and market-weighted in the health sector. Within health, we held no pharmaceutical stocks, as we felt these were both richly priced and open to competitive pressures. The Fund held no media and communications stocks, as we found many stocks in this sector to be overvalued.

     o Fixed Income -- As of January 31, 1998, the Fund was 43% invested in fixed income securities. Throughout the period under review, relative to the Lehman Brothers Aggregate Bond Index, the Fund was underweighted in U.S. Treasury and government agency bonds, and overweighted in asset-backed securities, fixed rate mortgages, corporate bonds and foreign debt. In general, the Fund's allocation to corporate bonds contributed most to incremental return (although the foreign subsector underperformed in the last quarter due to events in
          Asia), followed by mortgage-backed securities. October's Asian market downturn most adversely affected the Fund's emerging market debt positions; despite a strong start in 1997, the portfolio's allocation to the sector detracted from incremental return for the year as a whole.

     Portfolio Highlights

     o Sunbeam -- The household appliance manufacturer benefited from restructuring measures implemented by turnaround specialist Al Dunlap. New feature-laden products were well-received by national retailers, and improved distribution and heightened advertisement further benefited the company.

     o Lear Corp. -- Lear, the leading worldwide supplier of automotive interior systems, has benefited from strategic acquisitions of third-tier suppliers. A renewed focus on Lear's advantageous position in the automotive supply industry helped its price rise through the year.

                                                     GOLDMAN SACHS BALANCED FUND


STOCK SELECTION FOLLOWS
A VALUE INVESTMENT PROCESS

Value stocks represent companies that are currently undervalued in the market, but whose intrinsic value we believe ultimately will be recognized. Our value stock selection process emphasizes a bottom-up approach.


1
Search for Value
We search for value from a universe of 1,000 stocks, and then select 200 to 300 of the least expensive.


2
Fundamental Research
We refine our stock list through rigorous analysis of companies' "fundamentals" and face-to-face meetings with company management, competitors, suppliers and customers.


3
Risk Management
We maintain ongoing risk management resulting in an intentional and quantifiable risk/return profile.


     o Morgan Stanley, Dean Witter Discover & Co. -- The company appreciated as the market recognized its post-merger profitability.

     o Lennar Corp. -- Lennar demonstrated consistently strong performance, fueled in part by the market's recognition of the worth of the company's different divisions: commercial real estate, homebuilding and a financial division.

     Key New Acquisitions

     o Quantum Corp. -- The company, which designs and develops information storage products, including hard-disk drives, benefited from the strength of its digital linear tape business.

     o Wells Fargo & Co. -- The second largest bank in California, Wells Fargo is the most advanced of its peers in lowering branch distribution costs and in data-mining.

     Portfolio Outlook

     We are keeping a close eye on the U.S. equity market's current valuation. The current S&P 500 P/E ratio seems unsustainable to us, as the combination of rising labor costs and Asia-driven pricing pressure could squeeze U.S. margins. By focusing on reasonably valued and discounted names, however, we feel comfortable with our domestic portfolio. We will continue to emphasize non-Treasury sectors within the fixed income portion of the Fund. We are especially positive on corporates, and view their recent underperformance as an opportunity to add to the Fund's existing holdings. Despite diminishing volatility in Asia, the situation there is tenuous. Therefore, we will exercise caution in these markets.

     We thank you for your investment and look forward to your continued confidence.

     Sincerely,

     /s/ Ronald E. Gutfleish         /s/ G. Lee Anderson             /s/ Eileen A. Aptman

     Ronald E. Gutfleish             G. Lee Anderson                 Eileen A. Aptman
     Portfolio Manager,              Portfolio Manager,              Portfolio Manager,
     Goldman Sachs Balanced Fund     Goldman Sachs Balanced Fund     Goldman Sachs Balanced Fund



     /s/ Jonathan A. Beinner         /s/ C. Richard Lucy

     Jonathan A. Beinner             C. Richard Lucy
     Portfolio Manager,              Portfolio Manager,
     Goldman Sachs Balanced Fund     Goldman Sachs Balanced Fund

     February 27, 1998

GOLDMAN SACHS BALANCED FUND


For Best Results,
It's Time in the Market That Counts

For optimal long-term investment results, time in the market can make the difference.

     After a year of record-breaking returns in the U.S. stock market, forecasts for 1998 are more subdued. As a result, investors may be tempted to move out of equities. Doing so, however, could substantially reduce a portfolio's long-term return potential.

     Investors Who Time the Market Get Less on Their Investment

     Investors who try to time the market -- that is, those who try to predict market highs and lows, and invest accordingly -- can do more harm than good to their portfolio's long-term returns.

     The chart below illustrates the effect that missing the "best" days in the market -- when stocks post their largest gains -- would have had on a portfolio's returns over the 15-year period from 1982 through 1996.


--------------------------------------------------------------------------------
The Impact of Missing the "Best" Days in the Market (1982-1996)
(Annual Return Percentage)


 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                                   Annual Return
                                                     Percentage
                                                   -------------
Invested all 5,478 trading days                        16.78%
Less 10 best days                                      13.39%
Less 40 best days                                       7.53%
Less 70 best days                                       2.87%

     Based on the daily total returns of the S&P 500 Index. It assumes that all dividends were reinvested and that there were no investment fees, sales charges or taxes paid during the period. The returns shown above have been annualized. The chart is for illustrative purposes only and is not representative of any Goldman Sachs Fund. Past performance is not indicative of future results. Investors cannot invest in the Index directly.

     Over the Long-Term, a Buy and Hold Strategy Works Best

     Over the past 20 years, the market has generated negative returns only twice. In other words, over the long term, securities prices have increased. This statistic illustrates a common theory about equity investing: buying and holding securities is generally a sounder investment strategy than timing the market.

     For More Information

     A diversified portfolio of stocks is one of the best ways to reduce the effects of market fluctuations on a portfolio. For most investors, diversification is most easily acquired through mutual funds. Goldman Sachs Asset Management offers a broad spectrum of equity mutual funds that can help investors weather market ups and downs. For more information on these and other Goldman Sachs Funds, contact your investment professional.

                                                     GOLDMAN SACHS BALANCED FUND
Performance Summary
January 31, 1998
 The following graph shows the value as of January 31, 1998, of a $10,000 in-vestment made (with the maximum sales charge of 5.5%) in Class A shares on October 12, 1994. For comparative purposes, the performance of the Fund's benchmarks (the Standard and Poor's 500 index ("S&P 500") and the Lehman Brothers Aggregate Bond Index (LBABI)) are shown. This performance data rep-resents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service shares will vary from Class A due to differences in fees and loads.


 BALANCED FUND'S LIFETIME PERFORMANCE

 GROWTH OF A $10,000 INVESTMENT, DISTRIBUTIONS REINVESTED OCTOBER 12, 1994 TO JANUARY 31, 1998

                             [GRAPH APPEARS HERE]


                                                  S&P 500 w/Inc  Lehman Aggregate  Fund
10/12/1994                                            10000         10000           9450
                                                      10152          9987           9413
                                                       9782          9965           9247
                                                       9927         10034           9351
Jan-95                                                10184         10232           9532
                                                      10582         10476           9948
                                                      10895         10540          10143
                                                      11215         10687          10379
                                                      11664         11101          10743
                                                      11934         11182          10959
Jul-95                                                12330         11157          11149
                                                      12361         11292          11319
                                                      12883         11402          11509
                                                      12837         11550          11455
                                                      13400         11724          11762
                                                      13659         11888          11978
Jan-96                                                14123         11966          12211
                                                      14254         11758          12275
                                                      14391         11676          12303
                                                      14603         11610          12402
                                                      14980         11587          12566
                                                      15037         11742          12544
Jul-96                                                14372         11774          12372
                                                      14675         11754          12544
                                                      15501         11958          12982
                                                      15929         12224          13314
                                                      17133         12433          14022
                                                      16794         12317          14102
Jan-97                                                17843         12356          14488
                                                      17983         12386          14665
                                                      17244         12249          14324
                                                      18272         12433          14759
                                                      19384         12551          15388
                                                      20253         12700          15745
Jul-97                                                21865         13043          16723
                                                      20640         12932          16566
                                                      21772         13122          17019
                                                      21045         13313          16720
                                                      22019         13374          16760
                                                      22398         13509          16870
Jan-98                                                22647         13682          17030



                                                SINCE INCEPTION ONE YEAR
  AVERAGE ANNUAL TOTAL RETURN THROUGH JANUARY 31, 1998
  CLASS A (COMMENCED OCTOBER 12, 1994)
  Excluding sales charges                               +19.48%  +17.54%
  Including sales charges                               +17.45%  +11.10%
 ---------------------------------------------------------------------------
  CLASS B (COMMENCED MAY 1, 1996)
  Excluding redemption charges                          +18.96%  +16.71%
  Including redemption charges                          +16.60%  +11.30%
 ---------------------------------------------------------------------------
  CLASS C (COMMENCED AUGUST 15, 1997)(A)
  Excluding redemption charges                           +2.49%      n/a
  Including redemption charges                           +1.47%      n/a
 ---------------------------------------------------------------------------
  INSTITUTIONAL CLASS (COMMENCED AUGUST 15,
  1997)(A)                                               +2.93%      n/a
 ---------------------------------------------------------------------------
  SERVICE CLASS (COMMENCED AUGUST 15, 1997)(A)           +2.66%      n/a
 ---------------------------------------------------------------------------

 (a) Represents aggregate total return since the class has not been in opera-tion for a full 12 months.

GOLDMAN SACHS BALANCED FUND
Statement of Investments
January 31, 1998

  SHARES  DESCRIPTION                              VALUE
 COMMON STOCKS - 52.9%
  AEROSPACE & DEFENSE - 3.2%
  40,190  Boeing Co.                         $  1,911,537
  44,600  Lockheed Martin Corp.                 4,641,188
                          -------------------------------
                                                6,552,725
 --------------------------------------------------------
  AIRLINES - 2.0%
  17,500  AMR Corp.*                            2,209,375
  40,700  Continental Airlines Inc.*            1,887,463
                          -------------------------------
                                                4,096,838
 --------------------------------------------------------
  APPLIANCES - 1.2%
  66,000  Sunbeam Corp.                         2,503,875
 --------------------------------------------------------
  AUTO/VEHICLE - 2.9%
  34,400  Ford Motor Co.                        1,754,400
  82,900  Lear Corp.                            4,119,094
                          -------------------------------
                                                5,873,494
 --------------------------------------------------------
  BANKS - 4.7%
  25,800  Chase Manhattan Corp.                 2,765,438
  38,100  Fleet Financial Group Inc.            2,728,913
  15,800  Republic N.Y. Corp.                   1,720,225
  7,100   Wells Fargo & Co.                     2,193,900
                          -------------------------------
                                                9,408,476
 --------------------------------------------------------
  CHEMICAL PRODUCTS - 2.8%
  72,500  IMC Global Inc.                       2,338,125
  76,100  Union Carbide Corp.                   3,334,131
                          -------------------------------
                                                5,672,256
 --------------------------------------------------------
  COMPUTER PERIPHERALS - 2.6%
  217,500 Quantum Corp.*                        5,301,563
 --------------------------------------------------------
  DATACOM EQUIPMENT - 1.2%
  88,800  Bay Networks Inc.*                    2,414,250
 --------------------------------------------------------
  DEPARTMENT STORES - 0.3%
  14,200  Sears Roebuck & Co.                     654,088
 --------------------------------------------------------
  FOREST PRODUCTS - 2.8%
  45,300  Georgia-Pacific Corp.                 2,497,163
  136,600 Stone Container Corp.*                1,741,650
  67,700  Georgia-Pacific Corp.
          (Timber Group)                        1,574,025
                          -------------------------------
                                                5,812,838
 --------------------------------------------------------
  GAMING - 1.1%
  99,700  Circus Circus Enterprises, Inc.*      2,293,100
 --------------------------------------------------------
  HEALTHCARE MANAGEMENT - 4.9%
  56,700  Aetna Inc.                            4,167,450
  90,600  Foundation Health Systems, Inc.*      2,349,938
  94,200  Tenet Healthcare Corp.                3,249,900
                          -------------------------------
                                                9,767,288
 --------------------------------------------------------
  HOMEBUILDERS - 0.2%
  1,200   Centex Corp.                             75,300
  13,800  Lennar Corp.                            338,963
                          -------------------------------
                                                  414,263
 --------------------------------------------------------
  INSURANCE-BROKERS - 1.3%
  27,100  Loews Corp.                           2,704,919
 --------------------------------------------------------
  INSURANCE-LIFE - 2.1%
  25,300  Cigna Corp.                           4,289,931
 --------------------------------------------------------

  SHARES  DESCRIPTION                                         VALUE
 COMMON STOCKS - (CONTINUED)
  INSURANCE-PROPERTY & CASUALTY - 0.3%
  9,200   Allmerica Financial Corp.                     $    484,150
  1,500   CNA Financial Corp.*                               200,438
                          ------------------------------------------
                                                             684,588
 -------------------------------------------------------------------
  OIL-INTEGRATED - 0.5%
  19,800  Texaco Inc.                                      1,030,838
 -------------------------------------------------------------------
  OIL & GAS-REFINING AND MARKETING - 1.8%
  108,500 Tosco Corp.                                      3,627,969
 -------------------------------------------------------------------
  REAL ESTATE - 0.6%
  51,000  LNR Property Corp.*                              1,208,063
 -------------------------------------------------------------------
  SECURITY AND COMMODITY BROKERS, DEALERS AND SERVICES - 1.8%
  64,800  Morgan Stanley, Dean Witter, Discover & Co.      3,782,700
 -------------------------------------------------------------------
  SEMICONDUCTORS - 1.5%
  49,600  AVnet Inc.                                       3,025,600
 -------------------------------------------------------------------
  SPECIALTY FINANCE - 0.0%
  2,500   C.I.T. Group Inc.*                                  75,156
 -------------------------------------------------------------------
  STEEL - 2.1%
  123,400 AK Steel Holding Corp.                           2,205,775
  97,000  Ispat International NV*                          2,097,625
                          ------------------------------------------
                                                           4,303,400
 -------------------------------------------------------------------
  SUPERMARKETS - 1.5%
  70,300  Fleming Companies Inc.                           1,058,894
  47,000  Supervalu Inc.                                   2,062,125
                          ------------------------------------------
                                                           3,121,019
 -------------------------------------------------------------------
  TEXTILES - 1.6%
  140,000 Fruit of the Loom Inc.*                          3,360,000
 -------------------------------------------------------------------
  TIRE & OTHER RELATED RUBBER PRODUCTS - 1.5%
  48,000  Goodyear Tire & Rubber Co.                       3,006,000
 -------------------------------------------------------------------
  TOBACCO - 2.0%
  93,100  RJR Nabisco Holdings Corp.                       2,932,650
  33,300  UST Inc.                                         1,148,850
                          ------------------------------------------
                                                           4,081,500
 -------------------------------------------------------------------
  TRANSPORTATION & LOGISTICS - 2.2%
   50,700 CNF Transportation Inc.                       $  2,316,356
   82,400 Canadian Pacific Ltd.                            2,229,950
                          ------------------------------------------
                                                           4,546,306
 -------------------------------------------------------------------
  UTILITIES-ELECTRIC - 2.2%
   91,400 Northeast Utilities                              1,119,650
  108,500 Unicom Corp.                                     3,363,500
                          ------------------------------------------
                                                           4,483,150
 -------------------------------------------------------------------
  TOTAL COMMON STOCKS
  (COST $98,416,735)                                    $108,096,193
 -------------------------------------------------------------------
  PREFERRED STOCKS - 0.0%
  MEDIA/ENTERTAINMENT - 0.0%
       71 Time Warner Inc. Series M Preferred           $     81,404
 -------------------------------------------------------------------
  TOTAL PREFERRED STOCKS - 0.0%
  (COST $59,052)                                        $     81,404
 -------------------------------------------------------------------

6   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                     GOLDMAN SACHS BALANCED FUND
Statement of Investments
January 31, 1998

   PRINCIPAL             INTEREST                      MATURITY
    AMOUNT                 RATE                          DATE                               VALUE
  ASSET-BACKED SECURITIES - 8.1%
  ALAC Automobile Receivables Trust
  $ 1,750,000              6.12%                      06/15/2003                     $  1,750,000
  Americredit Automobile Receivables Trust, Series 1997-D,
   Class A3
    1,100,000              6.24                       09/05/2003                        1,124,063
  Asset Securitization Corp., Series 1997-D4, Class A1
      450,000              7.49                       04/14/2027                          488,052
  Case Equipment Loan Trust, Series 1995-A, Class A
       37,733              7.30                       03/15/2002                           37,917
  Chase Commercial Mortgage Services Corp., Series 1997-2,
   Class A2
    2,200,000              6.60                       11/19/2007                        2,252,866
  Chemical Bank Master Credit Card Trust, Series 1995-2,
   Class A
      140,000              6.23                       06/15/2003                          141,793
  Chevy Chase Auto Receivables Trust, Series 1995-2, Class A
       40,075              5.80                       06/15/2002                           40,063
  Discover Card Master Trust Series 1994-2, Class A
       70,000              5.94                       10/16/2004                           70,503
  Discover Card Master Trust Series 1994-4, Class A
      740,000              5.97                       10/16/2013                          746,475
  Discover Card Master Trust Series 1994-4, Class B
      420,000              6.14                       10/16/2013                          420,000
  DVI Equipment Lease Trust, Series 1996, Class 1A
      336,705              6.55                       07/10/2004                          339,200
  EQCC Home Equity Loan Trust, Series 1997-3, Class A10
      835,585              5.77                       11/15/2028                          834,674
  Fasco Auto Trust, Series 1996-1, Class A
      166,848              6.65                       11/15/2001                          169,360
  Finger Hut Master Trust, Series 1996-1, Class A
      200,000              6.45                       02/20/2002                          201,750
  First Union Lehman Brothers Commercial Mortgage Services,
   Series 1997-C1, Class A2
      300,000              7.30                       12/18/2006                          319,056
  First Union Lehman Brothers Commercial Mortgage Services,
   Series 1997-C2, Class A2
      700,000              6.60                       05/18/2007                          717,780
  First USA Credit Card Master Trust, Series 1997-5, Class A
      350,000              5.73                       04/17/2007                          349,024
  First USA Credit Card Master Trust, Series 1997-6, Class A
    1,350,000              6.42                       03/17/2005                        1,384,169
  General Motors Acceptance Corp., Series 1997-C1, Class A3
      600,000              6.87                       08/15/2007                          625,368
  H & T Master Trust, Series 1996-1, Class A2
      220,000              8.06                       03/15/2000                          219,655
  MBNA Credit Card Master Trust, Series 1996-M, Class A
    1,050,000              5.88                       04/15/2009                        1,046,388
  Mid State Trust, Series 4, Class A
      865,086              8.33                       04/01/2030                          948,446
  Morgan Stanley Capital Commercial Mortgage, Inc.,
   Series 1997-C1
      400,000              7.46                       05/15/2006                          424,484

   PRINCIPAL             INTEREST                      MATURITY
    AMOUNT                 RATE                          DATE                               VALUE
 ASSET-BACKED SECURITIES - (CONTINUED)
  Mortgage Capital Funding Inc., Series 1997, Class A3
  $   500,000              7.29%                      03/20/2007                     $    534,804
  Navistar Owner Trust, Series 1995-B, Class A3
       69,846              6.05                       04/15/2002                           69,998
  Sears Credit Account Master Trust, Series 1995-1, Class A
      360,000              8.25                       01/07/2007                          401,962
  Sears Credit Account Master Trust, Series 1995-2, Class A
      700,000              8.10                       06/15/2004                          726,250
  Sears Credit Account Master Trust, Series 1995-3, Class A
       70,000              7.00                       10/15/2004                           71,925
  Sears Credit Account Master Trust, Series 1995-4, Class A
      110,000              8.25                       11/07/2003                          118,800
 ------------------------------------------------------------------------------------------------
  TOTAL ASSET-BACKED SECURITIES
  (COST $14,539,758)                                                                 $ 16,574,825
  CORPORATE BONDS - 12.4%
  FINANCE BONDS - 3.0%
  Bankamerica Corp.
  $ 1,000,000              7.75%                      07/15/2002                     $  1,063,420
  Beneficial Corp.
    1,350,000              6.43                       04/10/2002                        1,369,926
  Capital One Bank
      150,000              6.90                       04/15/1999                          152,145
      220,000              8.13                       03/01/2000                          229,174
      290,000              6.88                       04/24/2000                          296,328
      900,000              6.60                       08/20/2001                          917,649
  Continental Bank
      100,000             12.50                       04/01/2001                          118,375
  Countrywide Funding
      100,000              6.08                       07/14/1999                          100,480
  Edison Mission Energy Funding Corp.
       89,516              6.77                       09/15/2003                           91,207
  Fleet Mortgage Group
      250,000              6.50                       06/15/2000                          253,568
  Ford Motor Credit Corp.
       40,000              8.38                       01/15/2000                           41,815
  General Motors Acceptance Corp.
      200,000              5.88                       01/22/2003                          198,860
  Golden West Financial
      200,000             10.25                       12/01/2000                          222,034
  PXRE Capital Trust I
       65,000              8.85                       02/01/2027                           70,782
  Riggs National
      280,000              9.65                       06/15/2009                          337,126
  Signet Bank
      500,000              9.63                       06/01/1999                          522,695
  Washington Real Estate Trust
       55,000              7.13                       08/13/2003                           57,290
 ------------------------------------------------------------------------------------------------
  TOTAL FINANCE BONDS
  (COST $7,736,833)                                                                  $  6,042,874
 ------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.    7

GOLDMAN SACHS BALANCED FUND
Statement of Investments
January 31, 1998

   PRINCIPAL            INTEREST                       MATURITY
    AMOUNT                RATE                           DATE                             VALUE
 CORPORATE BONDS - (CONTINUED)
  INDUSTRIAL BONDS - 8.4%
  360 Communications Co.
  $   455,000             7.13%                       03/01/2003                   $    467,394
  Auburn Hills Trust
       50,000            12.00                        05/01/2020                         80,504
  Blockbuster Entertainment, Inc.
       50,000             6.63                        02/15/1998                         49,993
  California Energy
      350,000            10.25                        01/15/2004                        376,870
  Chelsea GCA Realty
      656,000             7.75                        01/26/2001                        683,270
  Chrysler Corp.
       60,000             7.45                        02/01/2097                         63,197
  Comdisco Inc.
      765,000             6.13                        01/15/2003                        773,522
  Conseco Finance
      200,000             8.70                        11/15/2026                        220,556
  Conseco Inc.
      160,000            10.50                        12/15/2004                        193,357
  Countrywide Capital
      130,000             8.05                        06/15/2027                        137,114
  Countrywide Funding
      200,000             7.73                        08/09/2001                        210,490
  Countrywide Home
      650,000             6.38                        10/08/2002                        655,753
      700,000             6.84                        10/22/2004                        720,000
  Harrahs Inc.
      500,000             8.75                        03/15/2000                        510,000
  Health & Retirement
      250,000             6.14                        07/09/2007                        249,750
  Hertz Corp.
      555,000             6.00                        01/15/2003                        548,806
  K Mart Corp.
       40,000             9.55                        06/30/1998                         40,373
       40,000             9.60                        09/15/1998                         40,400
      200,000             8.00                        12/13/2001                        202,262
  Kroger Co.
      750,000            12.95                        02/01/2009                        823,020
  Liberty Property Limited Partnership
      205,000             7.10                        08/15/2004                        212,595
  Loewen Group International
      180,000             8.25                        10/15/2003                        186,892
  Meditrust
      270,000             7.82                        09/10/2026                        282,909
  News America Holdings
      160,000             9.25                        02/01/2013                        191,398
  Northwest Airlines
      214,951             8.97                        01/02/2015                        238,022
  NWA Trust, Series C
       64,425             8.26                        03/10/2006                         69,315
  NWCG Holding Corp
      600,000             5.98 (b)                    06/15/1999                        553,302

   PRINCIPAL             INTEREST                      MATURITY
    AMOUNT                 RATE                          DATE                               VALUE
 CORPORATE BONDS - (CONTINUED)
  Oryx Energy Co
  $   245,000              9.50%                      11/01/1999                     $    257,720
  Panamsat Corp.
      880,000              6.13                       01/15/2005                          865,550
  Paramount Communications
      200,000              5.88                       07/15/2000                          197,202
  RJR Nabisco, Inc.
      335,000              8.00                       07/15/2001                          346,651
      240,000              8.63                       12/01/2002                          255,974
       80,000              8.25                       07/01/2004                           83,426
  Rogers Cablesystems, Inc.
      115,000              9.63                       08/01/2002                          124,200
  Taubman Realty Group
      330,000              8.00                       07/30/2001                          348,058
      200,000              7.00                       10/01/2003                          204,694
  TCI Communications, Inc.
      265,000              8.75                       08/01/2015                          305,640
      410,000              6.82                       09/15/2010                          411,833
  Tele-Communications, Inc.
  $   125,000              9.65%                      10/01/2003                      $   137,824
      800,000              8.25                       01/15/2003                          862,408
  Tenet Healthcare Corporation
       60,000              9.63                       09/01/2002                           65,700
  Time Warner Inc.
      375,000              7.45                       02/01/1998                          374,411
      575,000              4.90                       07/29/1999                          564,794
      850,000              7.95                       02/01/2000                          880,592
      445,000              9.63                       05/01/2002                          501,617
      250,000              7.98                       08/15/2004                          269,685
  US Air Inc.
      323,095              8.93                       04/15/2008                          369,104
  US Home Corp.
      195,000              7.95                       03/01/2001                          195,000
  USI American Holdings
       60,000              7.25                       12/01/2006                           62,834
  Viacom International, Inc.
       95,000             10.25                       09/15/2001                          105,493
      160,000              9.13                       08/15/1999                          162,126
  Worldcom Inc.
      600,000              9.38                       01/15/2004                          640,050
 ------------------------------------------------------------------------------------------------
  TOTAL INDUSTRIAL BONDS
  (COST $17,092,953)                                                                 $ 17,373,650
 ------------------------------------------------------------------------------------------------
  UTILITY BONDS - 0.1%
  Central Maine Power
  $   100,000              7.38%                      01/01/1999                     $    100,988
      160,000              7.45                       08/30/1999                          162,310
 ------------------------------------------------------------------------------------------------
  TOTAL UTILITY BONDS
  (COST $259,231)                                                                    $    263,298
 ------------------------------------------------------------------------------------------------
  TOTAL CORPORATE BONDS
  (COST $25,089,017)                                                                  $25,429,822
 ------------------------------------------------------------------------------------------------

8  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                     GOLDMAN SACHS BALANCED FUND
Statement of Investments
January 31, 1998

   PRINCIPAL             INTEREST                      MATURITY
    AMOUNT                 RATE                          DATE                              VALUE
  EMERGING MARKET DEBT - 2.1%
  APP International Finance Co.
  $   250,000              8.30                       06/28/1999                     $   202,500
      100,000              8.87                       09/15/1999                          70,000
      200,000             10.25%                      10/01/2000                         164,400
  Bancoldex
      490,000              8.63                       06/02/2000                         499,356
  Banobras
      286,000              6.88                       10/01/1998                         285,274
       80,000              9.63                       11/15/2003                          82,600
  Bridas Corp.
       90,000             10.25                       12/07/1998                          91,148
       90,000             12.50                       11/15/1999                          96,750
  Cemex S.A. + Tolmex
       20,000             10.00                       11/05/1999                          20,643
  Corp. Andina de Fomento
      100,000              7.25                       04/30/1998                         100,109
  Empresa Col Petroleos
       80,000              7.25                       07/08/1998                          80,211
  Empresas Ica Soc Contro
      210,000              9.75                       02/11/1998                         210,185
  Financiera Energy Nacional
      390,000              9.38                       06/15/2006                         404,301
  Grupo Industrial Durango
       20,000             12.00                       07/15/2001                          21,650
      100,000             12.63                       08/01/2003                         113,333
  Grupo Iusacell
       80,000             10.00                       07/15/2004                          80,878
  Grupo Televisa
       90,000             11.38                       05/15/2003                          99,408
  Guangdong Enterprises
      200,000              8.88                       05/22/2007                         158,206
  IKPPIJ-Global
      100,000             11.38                       06/15/1999                          91,000
  Industrias Metal
      150,000              9.50                       05/31/2002                         144,861
  Innova S de R.L.
       40,000             12.88                       04/01/2007                          40,299
  Inst Fom Industrial
      290,000              8.38                       07/29/2001                         294,698
  Nacional Financiera
      230,000              5.88                       02/17/1998                         229,793
  Nacional Financiera
      200,000              8.46                       06/19/1998                         199,880
  National Power
      120,000              7.63                       11/15/2000                         114,200
  Poland Communications Inc.
       90,000              9.88                       11/01/2003                          88,200
  Province of Tucuman
       96,429              9.45                       08/01/2004                          95,789
  Pt Indah Kiat
       30,000              8.88                       11/01/2000                          26,700

   PRINCIPAL            INTEREST                     MATURITY
    AMOUNT                RATE                         DATE                              VALUE
 EMERGING MARKET DEBT - (CONTINUED)
  YPF SA
  $    95,370             7.50%                    10/26/2002                      $    97,633
 ---------------------------------------------------------------------------------------------
  TOTAL EMERGING MARKET DEBT
  (COST $4,381,330)                                                                $ 4,204,005
  MORTGAGE BACKED OBLIGATIONS - 13.0%
  Collateralized Mortgage Obligation Trust Series 64,
   Class Z
  $   478,916             9.00%                    11/20/2020                      $   526,732
  Federal Home Loan Mortgage Corp. (FHLMC)
    1,000,000             6.35                     03/25/2018                        1,012,500
    1,000,001             7.50                     12/01/2027                        1,028,751
      989,564             7.00                     07/01/2012                        1,010,901
    2,000,000             7.00                     TBA-15 yr.(a)                     2,040,620
    5,000,000             7.50                     TBA-15 yr.(a)                     5,143,750
    2,000,000             6.00                     TBA-15 yr.(a)                     1,985,626
  Federal National Mortgage Association (FNMA)
    1,000,000             6.55                     10/25/2020                        1,019,680
      269,344             6.50                     09/01/2025                          269,007
      317,950             6.50                     10/01/2025                          317,553
      371,600             6.50                     11/01/2025                          371,366
      581,119             6.50                     09/01/2027                          578,393
      422,857             6.50                     11/01/2027                          420,874
    1,000,000             6.50                     01/01/2028                          995,310
    1,000,000             6.50                     TBA-30 yr.(a)                       996,562
    1,000,000             7.00                     TBA-30 yr.(a)                     1,014,060
  General National Mortgage Association (GNMA)
      818,089             7.50                     05/15/2023                          843,645
      802,829             7.00                     08/15/2023                          816,878
      907,138             7.00                     07/15/2023                          923,013
      192,433             7.00                     05/15/2023                          195,801
      460,504             8.00                     09/15/2026                          479,068
      488,890             8.00                     12/15/2026                          507,986
      999,131             7.50                     01/15/2027                        1,028,476
       45,089             8.00                     05/15/2027                           46,850
      987,079             7.50                     09/15/2027                        1,016,069
    2,000,000             6.50                     TBA-30 yr.(a)                     1,995,000
 ---------------------------------------------------------------------------------------------
  TOTAL MORTGAGE BACKED OBLIGATIONS
  (COST $26,264,882)                                                               $26,584,471
  MUNICIPAL BONDS - 0.9%
  Anaheim Public Financing Authority Revenue Bond
  $   290,000             5.00%                    03/01/2037                      $   281,387
  Chicago Skyway Toll Bridge Revenue Bond
      210,000             5.50                     01/01/2023                          215,979
  Indiana Health Facility Hospital Revenue Bond
      155,000             5.13                     11/01/2017                          153,746
  Marion County, Indiana Convention Revenue Bond
      205,000             5.00                     06/01/2027                          199,194
  Massachusetts Bay Authority Revenue Bond
      290,000             5.00                     03/01/2027                          281,402

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.    9

GOLDMAN SACHS BALANCED FUND
Statement of Investments
January 31, 1998

   PRINCIPAL            INTEREST                      MATURITY
    AMOUNT                RATE                          DATE                            VALUE
 MUNICIPAL BONDS - (CONTINUED)
  Massachusetts Turnpike Authority Revenue Bond, Series A
  $   110,000             5.00%                      01/01/2037                   $   106,378
  New York City Water & Sewer Revenue Bond, Series A
      160,000             5.13                       06/15/2021                       159,680
  New York City Water & Sewer Revenue Bond, Series B
      160,000             5.75                       06/15/2026                       169,402
  North Central Texas Health Facility Revenue Bond
      320,000             5.13                       02/15/2022                       318,496
 --------------------------------------------------------------------------------------------
  TOTAL MUNICIPAL BONDS
  (COST $1,821,599)                                                               $ 1,885,664
  SOVEREIGN CREDIT - 0.9%
  Argentina Bocan
  $   490,299             5.66%                      04/01/2001                   $   460,428
  Argentina Bontes
       18,000             8.63                       04/04/1998                        18,000
       90,000             8.75                       05/09/2002                        86,625
  Province of Quebec
      200,000            13.25                       09/15/2014                       230,882
  Republic of Argentina
       16,800             8.63                       04/06/1998                        16,800
      173,208             8.84                       09/06/2000                       159,887
  Republic of Colombia
      160,000             7.13                       05/11/1998                       160,112
  Republic of Croatia
      180,000             7.00                       02/27/2002                       171,637
  Republic of Panama
       50,000             7.88                       02/13/2002                        48,625
      346,160             6.84                       05/10/2002                       340,780
  State of Israel
      190,000             6.38                       12/15/2005                       186,894
 --------------------------------------------------------------------------------------------
  TOTAL SOVEREIGN CREDIT
  (COST $1,937,262)                                                               $ 1,880,670
  U.S. TREASURY OBLIGATIONS - 5.9%
  United States Treasury Bonds (d)
  $   470,000            12.00%                      08/15/2013                   $   701,033
    3,000,000             8.75                       05/15/2020                     4,052,340
    2,050,000             7.88                       02/15/2021                     2,553,849
  United States Treasury Interest Only Stripped Securities
    5,300,000             5.79(b)                    05/15/2009                     2,780,592
  United States Treasury Notes
      700,000             6.63                       07/31/2001                       726,796
  United States Treasury Principal Only Stripped Securities
    1,100,000             6.02(b)                    05/15/2020                       293,392

   PRINCIPAL            INTEREST                       MATURITY
    AMOUNT                RATE                           DATE                             VALUE
 U.S. TREASURY OBLIGATIONS - (CONTINUED)
  $    80,000             5.35%(b)                    08/15/1999                   $     73,777
    3,250,000             6.10(b)                     08/15/2021                        804,700
 ----------------------------------------------------------------------------------------------
  TOTAL U.S. TREASURY OBLIGATIONS
  (COST $11,623,277)                                                               $ 11,986,479
  YANKEE BONDS - 0.0%
  Korea Electric Power
  $    91,662             7.40%                       04/01/2016                   $     63,783
 ----------------------------------------------------------------------------------------------
  TOTAL YANKEE BONDS
  (COST $88,633)                                                                   $     63,783
  SHORT-TERM OBLIGATIONS - 0.1%
  Republic of Argentina
  $   100,000             7.67%(b)                    10/16/1998                   $     95,469
  Trikem SA
       50,000            11.00(b)                     05/08/1998                         48,964
 ----------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM OBLIGATIONS
  (COST $144,433)                                                                  $    144,433
  REPURCHASE AGREEMENT - 10.7%
  Joint Repurchase Agreement Account (b)
  $21,900,000             5.64%                       02/02/1998                   $ 21,900,000
 ----------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (COST $21,900,000)                                                               $ 21,900,000
 ----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (COST $206,265,978)(C)                                                           $217,081,749
 ----------------------------------------------------------------------------------------------

10  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                     GOLDMAN SACHS BALANCED FUND
Statement of Investments
January 31, 1998

 -----------------------------
  FEDERAL INCOME TAX INFORMA-
  TION
  Gross
  unrealized gain
  for investments
  in which
  value exceeds
  cost            $15,067,035
  Gross
  unrealized loss
  for investments
  in which
  cost exceeds
  value            (4,285,077)
 -----------------------------
  Net unrealized
  gain            $10,781,958
 -----------------------------

 Futures contracts open at January 31, 1998 are as follows:

                              Number of
                              Contracts
                                Long/    Settlement Unrealized
             Type             (Short)(e)   Month    Gain/(Loss)
  --------------------------  ---------- ---------- -----------
  90-Day Eurodollar               10     June 1998    $13,750
  2-Year U.S. Treasury Note       10     March 1998    15,625
  5-Year U.S. Treasury Note       16     March 1998      (250)
  10-Year U.S. Treasury Bond      (3)    March 1998       750
                                                      -------
                                                      $29,875
 --------------------------------------------------------------

 * Non-income producing security.

 (a) TBA (To Be Assigned) securities are purchased on a forward commitment ba-sis with an approximate (generally +/-2.5%) principal amount and no defi-nite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

 (b) The interest rate disclosed for these securities represents effective yields to maturity.

 (c) The aggregate cost for federal income tax purposes is $206,299,791.

 (d) Portions of these securities are being segregated as collateral for futures contracts, TBA securities and mortgage dollar rolls.

 (e) Each Eurodollar contract represents $1,000,000 in notional par value. Each 2-Year U.S. Treasury Note contract represents $200,000 in notional par value. Each 10-Year Treasury Bond represents $100,000 in notional par value. The total net notional amount and market value at risk are $13,900,000 and $6,541,929, respectively. The determination of notional amounts does not consider market risk factors and therefore notional amounts as presented here are indicative only of volume of activity and not a measure of market risk.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.    11

GOLDMAN SACHS BALANCED FUND
Statement of Assets and Liabilities
January 31, 1998


 ASSETS:

  Investment in securities, at value (identified cost
  $206,265,978)                                                    $217,081,749
  Cash, at value                                                          7,823
  Receivables:
  Investment securities sold                                         11,192,731
  Forward foreign currency exchange contracts                            11,555
  Fund shares sold                                                    2,339,076
  Dividends and interest, at value                                    1,088,304
  Deferred organization expenses, net                                    22,741
  Other assets                                                          103,966
 -------------------------------------------------------------------------------
  TOTAL ASSETS                                                      231,847,945
 -------------------------------------------------------------------------------

 LIABILITIES:

  Payables:
  Investment securities purchased                                    25,762,034
  Fund shares repurchased                                               168,701
  Variation margin                                                          195
  Amounts owed to affiliates                                            320,616
  Covered securities sold short (cash received $1,002,126)            1,006,578
  Accrued expenses and other liabilities                                 81,576
 -------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                  27,339,700
 -------------------------------------------------------------------------------

 NET ASSETS:

  Paid-in capital                                                   188,861,586
  Accumulated undistributed net investment income                       410,404
  Accumulated undistributed net realized gain on investment
  and futures transactions                                            4,372,376
  Accumulated net realized foreign currency gain                         13,629
  Net unrealized gain on investments and futures transactions        10,855,015
  Net unrealized loss on translation of assets and
  liabilities denominated in foreign currencies                          (4,765)
 -------------------------------------------------------------------------------
  NET ASSETS                                                       $204,508,245
 -------------------------------------------------------------------------------

                                                    CLASS A   CLASS B CLASS C
 ----------------------------------------------------------------------------
  Total shares of beneficial interest
  outstanding, $.001 par value (unlimited shares
  authorized)                                     8,064,620 1,170,246 438,867
  Net asset and Class A redemption value per
  share (a)                                          $20.29    $20.20  $20.17
  Maximum public offering price per share (Class
  A NAV X 1.0582)                                    $21.47    $20.20  $20.17
 ----------------------------------------------------------------------------

                                                      INSTITUTIONAL SERVICE
 --------------------------------------------------------------------------
  Total shares of beneficial interest outstanding,
  $.001 par value (unlimited shares authorized)             412,422     780
  Net asset value, offering and redemption price per
  share                                                       20.29   20.28
 --------------------------------------------------------------------------

 (a) At redemption, Class B and C Shares may be subject to a contingent de-ferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

12  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                     GOLDMAN SACHS BALANCED FUND
Statement of Operations
For the Year Ended January 31, 1998


  INVESTMENT INCOME:
  Dividends(a)                                                    $ 1,068,241
  Interest(b)                                                       4,207,232
 -----------------------------------------------------------------------------
  TOTAL INCOME                                                      5,275,473
 -----------------------------------------------------------------------------
  EXPENSES:
  Management fees                                                     870,444
  Distribution fees                                                   389,256
  Authorized dealer service fees                                      330,683
  Transfer agent fees                                                 240,896
  Custodian fees                                                      116,809
  Professional fees                                                    71,466
  Registration fees                                                    20,510
  Amortization of deferred organization expenses                       13,432
  Trustee fees                                                          1,961
  Other                                                               100,880
 -----------------------------------------------------------------------------
  TOTAL EXPENSES                                                    2,156,337
 -----------------------------------------------------------------------------
  Less -- expenses reimbursed and fees waived by Goldman Sachs       (722,056)
 -----------------------------------------------------------------------------
  NET EXPENSES                                                      1,434,281
 -----------------------------------------------------------------------------
  NET INVESTMENT INCOME                                             3,841,192
 -----------------------------------------------------------------------------
  REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT, FUTURES AND
  FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
  Investment transactions                                          13,062,453
  Futures transactions                                                273,218
  Foreign currency related transactions                               (14,059)
  Net change in unrealized gain (loss) on:
  Investments                                                       2,303,770
  Futures                                                             (60,318)
  Translation of assets and liabilities denominated in foreign
  currencies                                                            7,803
 -----------------------------------------------------------------------------
  NET REALIZED AND UNREALIZED GAIN ON INVESTMENT FUTURES AND
  FOREIGN CURRENCY TRANSACTIONS                                    15,572,867
 -----------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $19,414,059
 -----------------------------------------------------------------------------

 (a)  Taxes withheld on dividends were $909.

 (b)  Taxes withheld on interest were $3,594.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.   13

GOLDMAN SACHS BALANCED FUND
Statements of Changes in Net Assets

                                                     FOR THE           FOR THE
                                                  YEAR ENDED        YEAR ENDED
                                            JANUARY 31, 1998  JANUARY 31, 1997
  FROM OPERATIONS:
  Net investment income                         $  3,841,192       $ 2,322,774
  Net realized gain on investment and
  futures transactions                            13,335,671         3,956,460
  Net realized (loss) gain on foreign
  currency related transactions                      (14,059)           12,575
  Net change in unrealized gain on
  investments and futures                          2,243,452         5,023,032
  Net change in unrealized gain (loss) on
  translation of assets and liabilities
  denominated in foreign currencies                    7,803           (12,568)
 ------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                 19,414,059        11,302,273
 ------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
  Class A shares                                  (3,280,878)       (2,259,972)
  Class B shares                                    (212,816)          (13,466)
  Class C shares                                     (37,737)               --
  Institutional shares                               (51,094)               --
  Service shares                                        (160)               --
  In excess of net investment income
  Class A shares                                          --            (7,504)
  Class B shares                                        (503)               --
  Class C shares                                      (6,260)               --
  Institutional shares                               (19,503)               --
  Service shares                                         (42)               --
  From net realized gain on investment and
  futures transactions
  Class A shares                                  (8,192,911)       (3,654,841)
  Class B shares                                    (995,615)          (77,400)
  Class C shares                                    (180,689)
  Institutional shares                              (164,436)               --
  Service shares                                        (530)               --
  In excess of net realized gain on in-
  vestment and futures transactions
  Class C shares                                  (146,227)                 --
  Institutional shares                            (259,970)                 --
  Service shares                                      (321)                 --
 ------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS            (13,549,692)       (6,013,183)
 ------------------------------------------------------------------------------
  FROM SHARE TRANSACTIONS:
  Net proceeds from sales of shares              123,854,644        29,174,047
  Reinvestment of dividends and
  distributions                                   12,247,021         5,694,651
  Cost of shares repurchased                     (20,977,914)       (7,565,668)
 ------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING
  FROM SHARE TRANSACTIONS                        115,123,751        27,303,030
 ------------------------------------------------------------------------------
  TOTAL INCREASE                                 120,988,118        32,592,120
 ------------------------------------------------------------------------------
  NET ASSETS:
  Beginning of year                               83,520,127        50,928,007
 ------------------------------------------------------------------------------
  End of year                                   $204,508,245       $83,520,127
 ------------------------------------------------------------------------------
  ACCUMULATED UNDISTRIBUTED NET INVESTMENT
  INCOME                                        $    410,404       $   180,204
 ------------------------------------------------------------------------------

14 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                     GOLDMAN SACHS BALANCED FUND
Notes to Financial Statements
January 31, 1998

 1. ORGANIZATION

 Effective May 1, 1997, Goldman Sachs Equity Portfolios, Inc. was reorganized from a Maryland corporation to a Delaware business trust named the Goldman Sachs Trust (the "Trust"). The Trust includes the Goldman Sachs Balanced Fund (the "Fund"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. At January 31, 1998, the Fund offers five classes of shares--Class A, Class B, Class C, Institutional and Service.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

 A. INVESTMENT VALUATION -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded or NASDAQ. If no sale occurs, securities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and asked price, and securities traded on a foreign exchange will be valued at the last sale price on valua-tion date or, if no sale occurs at the official bid price. Unlisted equity and debt securities for which market quotations are available are valued at the mean between the most recent bid and asked prices. Debt securities are valued at prices supplied by an independent pricing service, which reflect broker / dealer-supplied valuations and matrix pricing systems. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Restricted securities, and other securities for which quotations are not readily available, are valued at fair value using methods approved by the Board of Trustees of the Trust.

 B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are recorded on the trade date. Realized gains and losses on sales of invest-ments are calculated on the identified-cost basis. Dividend income is re-corded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is determined on the basis of interest accrued, premium amortized and discount earned.

   The Fund does not amortize premiums on U.S. Government and corporate bonds. In addition, it is the Fund's policy to accrue for estimated capital gains taxes on foreign securities held.

 C. MORTGAGE DOLLAR ROLLS -- The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities in the current month for delivery and si-multaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. For financial reporting and tax reporting purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the pur-chase of a security and a separate transaction involving a sale.

GOLDMAN SACHS BALANCED FUND
Notes to Financial Statements (continued)
January 31, 1998

 D. FOREIGN CURRENCY TRANSLATIONS -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valua-tions, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies and investments; (ii) gains and losses between trade date and settlement date on investment securities transactions and for-ward exchange contracts; and (iii) gains and losses from the difference be-tween amounts of dividends and interest recorded and the amounts actually received.

 E. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Fund is authorized to enter into forward foreign currency exchange contracts for the purchase of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. All commitments are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund's fi-nancial statements. The Fund records realized gains or losses at the time the forward contract is offset by entry into a closing transaction or extin-guished by delivery of the currency. Risks may arise upon entering these con-tracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

 F. SHORT SECURITIES POSITIONS -- The Fund may enter into covered short sales. Short securities positions are accounted for at cost and subsequently marked to market to reflect the current market value of the position. The market value of the short position is recorded as a liability on the Fund's records and any difference between this market value and cash received is reported as unrealized gain or loss. Gains and losses are realized when a short position is closed out by delivering securities back to the broker. As of January 31, 1998, the Fund has shorted a FHLMC TBA-15 yr. bond with a par value and mar-ket value of $980,000 and $1,006,578, respectively.

 G. FEDERAL TAXES -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. The characterization of distributions to sharehold-ers for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net in-vestment income or net realized gain on investment transactions, or from cap-ital, depending on the type of book / tax differences that may exist as well as timing differences associated with having different book and tax year ends.

 H. DEFERRED ORGANIZATION EXPENSES -- Organization-related costs are being am-ortized on a straight-line basis over a period of five years.

 I. EXPENSES -- Expenses incurred by the Trust which do not specifically re-late to an individual fund of the Trust are allocated to the funds based on each Fund's relative net assets.
   Class A, Class B and Class C shares bear all expenses and fees relating to the distribution and authorized dealer service plans as well as other ex-penses which are directly attributable to such shares. Service shares sepa-rately bear a service class fee payable monthly, at an annual rate equal to .50% of the average net assets of the Service class.

                                                     GOLDMAN SACHS BALANCED FUND

 J. OPTION ACCOUNTING PRINCIPLES -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the li-ability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium origi-nally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

 K. FUTURES CONTRACTS -- The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices or to seek to increase total return.
   Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial mar-gin" requirement of the respective futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund dai-ly, dependent on the daily fluctuations in the value of the contracts, and are recorded as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Opera-tions.
   The use of futures contracts involve, to varying degrees, elements of mar-ket and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures con-tract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss.

 3. AGREEMENTS

 As of May 1, 1997, the Fund's Investment Advisory and Administration Agree-ments were combined into an Investment Management Agreement (the "Agreement") encompassing the same services and fee structure. Goldman Sachs Asset Manage-ment ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), acts as investment adviser. Under the Agreement, GSAM, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered under the Agreement, the assumption of the expenses related thereto and administering the Fund's business affairs, including providing facilities, GSAM is entitled to a fee, computed daily and payable monthly, at an annual rate equal to .65% of the average daily net assets of the Fund.

GOLDMAN SACHS BALANCED FUND
Notes to Financial Statements (continued)
January 31, 1998
   Goldman Sachs has voluntarily agreed to reduce or limit certain "Other Ex-penses" for the Fund (excluding management, service, distribution and autho-rized dealer service fees and litigation and indemnification costs, taxes, interest, brokerage commissions and extraordinary expenses) until further no-tice to the extent such expenses exceed .10% of the average daily net assets of the Fund. Goldman Sachs reimbursed approximately $421,000 during the year ended January 31, 1998. At January 31, 1998 approximately $78,000 is owed to the Fund.
   Goldman Sachs serves as the Distributor of shares of the Fund pursuant to Distribution Agreements. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charge imposed and has advised the Company that it retained approximately $387,000 during the year ended January 31, 1998.
   The Trust has adopted Distribution Plans (the "Distribution Plans") pursu-ant to Rule 12b-1. Under the Distribution Plans, Goldman Sachs is entitled to a quarterly fee from the Fund for distribution services equal, on an annual basis, to .25%, .75% and .75% of the Fund's average daily net assets attrib-utable to Class A, Class B and Class C shares, respectively.
   For the year ended January 31, 1998, the Distributor has voluntarily agreed to waive approximately $301,000 of its distribution fee attributable to the Class A shares. The Distributor may discontinue or modify this waiver in the future at its discretion.
   The Trust has adopted Authorized Dealer Service Plans (the "Service Plans") pursuant to which Goldman Sachs and Authorized Dealers are compensated for providing personal and account maintenance services. The Fund pays a fee un-der its Service Plans equal, on an annual basis, to .25% of its average daily net assets attributable to Class A, Class B and Class C shares. Goldman Sachs also serves as the Transfer Agent of the fund for a fee.
   At January 31, 1998, the Fund owed approximately $108,000, $46,000 $108,000 and $59,000 for Management, Distribution, Authorized Dealer Service and Transfer Agent fees, respectively.

 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments and futures) for the year ended January 31, 1998, were $342,037,766 and $243,347,462, respectively.
   Included in these amounts are purchases and proceeds of sales or maturities of governmental securities in the amounts of $198,977,099 and $179,540,740, respectively.
   The Fund has recorded a "Receivable for forward foreign currency exchange contracts" resulting from a closed but not settled forward foreign currency exchange contract of $11,555 in the accompanying Statement of Assets and Liabilities.
   For the year ended January 31, 1998, Goldman Sachs earned approximately $25,000 of brokerage commissions from portfolio transactions.

                                                     GOLDMAN SACHS BALANCED FUND

 5. REPURCHASE AGREEMENTS

 During the term of a repurchase agreement, the value of the underlying secu-rities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund's custodian.

 6. JOINT REPURCHASE AGREEMENT ACCOUNT

 The Fund, together with other registered investment companies having advisory agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more re-purchase agreements. The underlying securities for the repurchase agreements are U.S. Treasury and agency obligations. At January 31, 1998, the Fund had an undivided interest in the repurchase agreements in the following joint ac-count which equaled $21,900,000 in principal amount. At January 31, 1998, the repurchase agreements held in this joint account, along with the correspond-ing underlying securities (including the type of security, market value, in-terest rate and maturity date) were as follows:

                                  PRINCIPAL   INTEREST  MATURITY   AMORTIZED
                                    AMOUNT      RATE      DATE        COST
 ------------------------------------------------------------------------------
 BEAR STEARNS COMPANIES, INC.,    $600,000,000    5.65% 02/02/98 $  600,000,000
 dated 01/30/98, repurchase price $600,282,500 (total collateral value
 $618,151,386 consisting of FNMA: 6.50%-8.50%, 08/01/27-01/01/28; GNMA:
6.50%-8.00%, 05/15/23-11/15/27; FHLMC: 6.50%-7.00%, 06/01/00-10/01/26)
 ------------------------------------------------------------------------------
 LEHMAN BROTHERS INC.,             474,200,000    5.65  02/02/98    474,200,000
 dated 01/30/98, repurchase price $474,423,269 (total collateral value
 $483,683,617 consisting of FGLMC: 5.50%-9.50%, 01/01/99-01/01/28; FHA/VA:
7.50%-14.00%, 01/01/01-09/01/12; FNMA: 5.50%-11.25%, 09/01/00-01/01/28)
 ------------------------------------------------------------------------------
 NOMURA SECURITIES INTERNATION-
AL,                                200,000,000    5.64  02/02/98    200,000,000
 dated 01/30/98, repurchase price $200,094,000 (total collateral value
 $204,002,700 consisting of FHLMC: 6.00%, 10/20/99; FHLB: 5.48%-5.53%,
01/15/03-01/21/03; FNMA: 7.40%, 07/01/04; FMC discount note: 03/06/98)
 ------------------------------------------------------------------------------
 NOMURA SECURITIES, INTERNA-
TIONAL,                            270,000,000    5.64  02/02/98    270,000,000
 dated 01/30/98, repurchase price $270,126,900 (total collateral value
 $275,400,571 consisting of FNMA: 5.90%-7.52%, 02/12/98-01/22/08; FHLMC:
 6.59%-7.13%, 07/21/99-08/13/07; FHLB: 6.19%-7.00%, 08/26/99-08/21/07; FMC:
03/06/98; FFCB: 6.30%, 08/08/07)
 ------------------------------------------------------------------------------
 SALOMON-SMITH BARNEY,             200,000,000    5.61  02/02/98    200,000,000
 dated 01/30/98, repurchase price $200,093,500 (total collateral value
 $204,048,538 consisting of U.S. Treasury Stripped Interest Only Security:
 02/15/99; U.S. Treasury Stripped Principal Only Security: 7.88%, 08/15/01)
 ------------------------------------------------------------------------------
 TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT                        $1,744,200,000
 ------------------------------------------------------------------------------

GOLDMAN SACHS BALANCED FUND
Notes to Financial Statements (continued)
January 31, 1998

 7. LINE OF CREDIT FACILITY

 The Fund participates in a $250,000,000 uncommitted, unsecured revolving line of credit facility. In addition, the Fund participates in a $50,000,000 com-mitted, unsecured revolving line of credit facility. Both facilities are to be used solely for temporary or emergency purposes. Under the most restric-tive arrangement, the Fund must own securities having a market value in ex-cess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid based on the amount of the commitment which has not been utilized. During the year ended January 31, 1998, the Fund did not have any borrowings under these facilities.

 8. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the years ended January 31, 1998 and 1997 are as follows:

                                 FOR THE YEAR ENDED      FOR THE YEAR ENDED
                                   JANUARY 31, 1998        JANUARY 31, 1997
                            -------------------------------------------------
                                SHARES       DOLLARS     SHARES      DOLLARS
 ----------------------------------------------------------------------------
 CLASS A SHARES
 Shares sold                 4,149,265  $ 84,252,017  1,529,469  $27,172,279
 Reinvestments of dividends
and distributions              521,497    10,355,369    310,437    5,598,883
 Shares repurchased           (942,243)  (19,021,204)  (446,535)  (7,533,272)
                            -------------------------------------------------
                             3,728,519    75,586,182  1,393,371   25,237,890
 ----------------------------------------------------------------------------
 CLASS B SHARES
 Shares sold                 1,042,755    21,328,112    109,171    2,001,768
 Reinvestments of dividends
and distributions               55,971     1,106,250      5,284       95,768
 Shares repurchased            (41,140)     (847,100)    (1,795)     (32,396)
                            -------------------------------------------------
                             1,057,586    21,587,262    112,660    2,065,140
 ----------------------------------------------------------------------------
 CLASS C SHARES
 Shares sold                   441,362     9,200,739         --           --
 Reinvestments of dividends
and distributions               14,762       290,280         --           --
 Shares repurchased            (17,257)     (343,901)        --           --
                            -------------------------------------------------
                               438,867     9,147,118         --           --
 ----------------------------------------------------------------------------
 INSTITUTIONAL SHARES
 Shares sold                   422,391     9,058,228         --           --
 Reinvestments of dividends
and distributions               24,982       494,072         --           --
 Shares repurchased            (34,951)     (765,709)        --           --
                            -------------------------------------------------
                               412,422     8,786,591         --           --
 ----------------------------------------------------------------------------
 SERVICE SHARES
 Shares sold                       728        15,548         --           --
 Reinvestments of dividends
and distributions                   52         1,050         --           --
 Shares repurchased                 --            --         --           --
                            -------------------------------------------------
                                   780        16,598         --           --
 ----------------------------------------------------------------------------
 NET INCREASE                5,638,174  $115,123,751  1,506,031  $27,303,030
 ----------------------------------------------------------------------------

                                                     GOLDMAN SACHS BALANCED FUND

 9. CERTAIN RECLASSIFICATIONS

 In accordance with Statement of Position 93-2, the Fund reclassified $13,031 from paid-in capital to accumulated undistributed net investment income, $15,113 from accumulated undistributed net investment income to accumulated net realized foreign currency gain and $83 from accumulated undistributed net realized gain on investment and futures transactions to accumulated undis-tributed net investment income.

GOLDMAN SACHS BALANCED FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                         INCOME FROM
                                  INVESTMENT OPERATIONS(E)           DISTRIBUTIONS TO SHAREHOLDERS
                                  ------------------------- ------------------------------------------------
                                              NET REALIZED                                      IN EXCESS OF
                                             AND UNREALIZED                         FROM NET    NET REALIZED
                        NET ASSET               GAIN ON                IN EXCESS  REALIZED GAIN   GAIN ON    NET INCREASE
                         VALUE,      NET       INVESTMENT    FROM NET    OF NET   ON INVESTMENT  INVESTMENT   (DECREASE)
                        BEGINNING INVESTMENT  AND FUTURES   INVESTMENT INVESTMENT  AND FUTURES  AND FUTURES  IN NET ASSET
                        OF PERIOD   INCOME    TRANSACTIONS    INCOME     INCOME   TRANSACTIONS  TRANSACTIONS    VALUE
 FOR THE YEARS ENDED JANUARY 31,
  1998 - Class A
  Shares                 $18.78     $0.57        $2.66        $(0.56)    $   --      $(1.16)       $   --       $ 1.51
  1998 - Class B
  Shares                  18.73      0.50         2.57         (0.42)     (0.02)      (1.16)           --         1.47
  1998 - Class C
  Shares(b)               21.10      0.25         0.24         (0.22)     (0.04)      (0.64)        (0.52)       (0.93)
  1998 - Institutional
  Shares(b)               21.18      0.26         0.32         (0.23)     (0.08)      (0.45)        (0.71)       (0.89)
  1998 - Service
  Shares(b)               21.18      0.22         0.32         (0.22)     (0.06)      (0.72)        (0.44)       (0.90)
 ------------------------------------------------------------------------------------------------------------------------
  1997 - Class A
  Shares                  17.31      0.66         2.47         (0.66)        --       (1.00)           --         1.47
  1997 - Class B
  Shares(b)               17.46      0.42         2.34         (0.42)     (0.07)      (1.00)           --         1.27
 ------------------------------------------------------------------------------------------------------------------------
  1996 - Class A
  Shares                  14.22      0.51         3.43         (0.50)        --       (0.35)           --         3.09
 FOR THE PERIOD ENDED JANUARY 31,
  1995 - Class A
  Shares(b)               14.18      0.10         0.02         (0.08)        --          --            --         0.04
 ------------------------------------------------------------------------------------------------------------------------

 (a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (b) Class A and Class B share activity commenced on October 12, 1994 and May 1, 1996, respectively. Class C, Institutional and Service share activity commenced on August 15, 1997.
 (c) Annualized.
 (d) Not annualized.
 (e) Includes the balancing effect of calculating per share amounts.
 (f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
 (g) Includes the effect of mortgage dollar roll transactions.

22  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                     GOLDMAN SACHS BALANCED FUND

                                                                                     RATIOS ASSUMING NO VOLUNTARY WAIVER
                                                                                        OF FEES OR EXPENSE LIMITATIONS
                                                                                     -----------------------------------
                                                                       RATIO OF                              RATIO OF
                                            NET ASSETS   RATIO OF   NET INVESTMENT       RATIO OF         NET INVESTMENT
NET ASSET              PORTFOLIO  AVERAGE   AT END OF  NET EXPENSES   INCOME TO        EXPENSES TO       INCOME (LOSS) TO
VALUE, END    TOTAL    TURNOVER  COMMISSION   PERIOD    TO AVERAGE   AVERAGE NET       AVERAGE NET          AVERAGE NET
OF PERIOD   RETURN(A)   RATE(G)   RATE(F)   (IN 000S)   NET ASSETS      ASSETS            ASSETS               ASSETS
-------------------------------------------------------------------------------------------------------------------------
  $20.29      17.54%    190.43%    $.0590    $163,636      1.00%         2.94%              1.57%               2.37%
   20.20      16.71     190.43      .0590      23,639      1.76          2.14               2.07                1.83
   20.17       2.49(d)  190.43      .0590       8,850      1.77(c)       2.13(c)            2.08(c)             1.82(c)
   20.29       2.93(d)  190.43      .0590       8,367      0.76(c)       3.13(c)            1.07(c)             2.82(c)
   20.28       2.66(d)  190.43      .0590          16      1.26(c)       2.58(c)            1.57(c)             2.27(c)
-------------------------------------------------------------------------------------------------------------------------
   18.78      18.59     208.11      .0587      81,410      1.00          3.76               1.77                2.99
   18.73      16.22(d)  208.11      .0587       2,110      1.75(c)       2.59(c)            2.27(c)             2.07(c)
-------------------------------------------------------------------------------------------------------------------------
   17.31      28.10     197.10         --      50,928      1.00          3.65               1.90                2.75
-------------------------------------------------------------------------------------------------------------------------
   14.22       0.87(d)   14.71         --       7,510      1.00(c)       3.39(c)            8.29(c)            (3.90)(c)
-------------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS BALANCED FUND
Report of Independent Public Accountants
 To the Shareholders and Board of Trustees ofGoldman Sachs Trust--Balanced
 Fund:

 We have audited the accompanying statement of assets and liabilities of Goldman Sachs Balanced Fund, one of the portfolios constituting Goldman Sachs Trust--Equity Funds (a Delaware Business Trust), including the statement of investments, as of January 31, 1998, and the related statement of operations and the statement of changes in net assets and the financial highlights for the periods presented. These financial statements and the financial high-lights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the financial high-lights based on our audits.

 We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements. Our procedures included confirmation of securities owned as of January 31, 1998 by correspondence with the custodian and brokers. An au-dit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights re-ferred to above present fairly, in all material respects, the financial posi-tion of Goldman Sachs Balanced Fund as of January 31, 1998, the results of its operations and the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                   ARTHUR ANDERSEN LLP
 Boston, Massachusetts
 March 12, 1998

                                                      GOLDMAN SACHS FUND PROFILE

The Goldman Sachs Balanced Fund


THE GOLDMAN
SACHS ADVANTAGE

When you invest in the Goldman Sachs Balanced Fund, you can capitalize on Goldman Sachs' history of excellence while benefiting from the firm's leadership in three areas:


1
Global Resources
With more than 10,600 professionals based in 35 offices in 19 countries throughout the Americas, Europe and Asia, Goldman Sachs possesses first-hand knowledge of the world's markets and economies.


2
Fundamental Research
Goldman Sachs is recognized by the managements of corporations worldwide as a leader in investment research. As a result, we obtain face-to-face meetings with managers on a timely, regular basis.


3
Risk Management
Goldman, Sachs & Co. excels in understanding, monitoring and managing investment risk -- a process that is integrated into all Goldman Sachs investment products.

     An Investment Idea for the Long Term

     History has shown that an investment composed of a blend of stocks and bonds provides reduced volatility of returns while capturing the appreciation potential of the portion invested in stocks.

     Goldman Sachs Balanced Fund provides investors access to the benefits associated with an investment that is composed of both stocks and bonds. The Fund seeks long-term capital growth and current income through investments in equity and fixed income securities.

     Target Your Needs

     The Goldman Sachs Balanced Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within Goldman Sachs Funds without an additional charge. (Please note: in general, greater returns are associated with greater risk.)


--------------------------------------------------------------------------------
     Goldman Sachs Asset Allocation Funds


                              [Fund Risk/Return]
Higher                        Agressive Growth Strategy Portfolio
Risk/Return                   Growth Stratgey Portfolio
                              BALANCED FUND
                              Growth & Income Strategy Portfolio
Lower                         Income Strategy Portfolio
Risk/Return

     For More Information

     To learn more about the Goldman Sachs Balanced Fund and other Goldman Sachs Funds, call your investment professional today.

================================================================================
GOLDMAN SACHS ASSET MANAGEMENT
ONE NEW YORK PLAZA, 42ND FLOOR, NEW YORK, NEW YORK 10004
================================================================================

TRUSTEES

Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
John P. McNulty
Mary P. McPherson
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard B. Strubel


OFFICERS

Douglas C. Grip, President
James A. Fitzpatrick, Vice President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary
Valerie A. Zondorak, Assistant Secretary


GOLDMAN SACHS

Investment Adviser,
Distributor and Transfer Agent


This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

Goldman, Sachs & Co., distributor of the Fund, is not a bank, and Fund shares distributed by it are neither bank deposits nor obligations of, nor endorsed, nor guaranteed by any bank or other insured depository institution, nor are they insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the Fund involves risks, including possible loss of the principal amount invested.

The Fund's foreign investments and active management techniques are subject to risks in addition to those customarily associated with investing in dollar-denominated securities of U.S. issuers. Compared with U.S. securities markets, foreign markets may be less liquid, more volatile and less subject to governmental regulation, and may make available less public information about issuers. Funds that invest in foreign issues may incur losses because of changes in securities prices expressed in local currencies, movements in exchange rates, or both.

The Lipper rankings shown in this report are based on relative performance within an individual fund's Lipper category. Please be advised that certain differences do exist among the funds; for example, there may be differences in investment policies, risks, fees and expense ratios, and Goldman Sachs strongly recommends that these factors be taken into consideration before an investment decision is made.

(C)Copyright 1998 Goldman, Sachs & Co.   All rights reserved.
Date of first use:  March 31, 1998                            BALAR / 59K / 3-98